Exhibit 10.1

INTERIM AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This agreement dated as of December 5, 2017 is made among:

TUCOWS.COM CO.

TING FIBER, INC.

TING INC.

TUCOWS (DELAWARE) INC. and

TUCOWS (EMERALD), LLC

(as Borrowers)

- and -

TUCOWS INC.

(as a Guarantor)

- and -

THE LENDERS PARTY TO THIS AGREEMENT

(as Lenders)

- and -

BANK OF MONTREAL

as Administrative Agent

WHEREAS the undersigned are parties to the first amended and restated credit agreement dated January 20, 2017, as amended prior to the date hereof (the "Credit Agreement");

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties agree as follows:

1.	Terms used herein as defined terms shall have the respective meanings ascribed thereto in the Credit Agreement, unless otherwise defined herein.

2.	In Section 1.01 of the Credit Agreement the term "MasterCard Line" is hereby deleted.

3.	The following defined term is hereby added to Section 1.01 of the Credit Agreement:

“BMO/BNS Credit Card Facilities” means credit facilities or lines of credit which may be established from time to time by Bank of Montreal and The Bank of Nova Scotia, respectively, for all or any of the Borrowers, under which the applicable Lender may in its sole discretion issue credit cards to the Companies’ employees for corporate purposes, including purchasing supplies and funding miscellaneous business expenses.

4.	The defined term "Obligations" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Obligations” means, at any time and without duplication: (i) all direct and indirect, contingent and absolute indebtedness, obligations and liabilities of the Companies to the Agent and the Lenders (or if the context requires, to any Lender) under or in connection with this Agreement and the Loan Documents (specifically including for greater certainty all Guarantees provided hereunder) at such time, specifically including the Outstanding Advances, all accrued and unpaid Interest thereon, and all fees, expenses and other amounts payable pursuant to this Agreement and the Loan Documents; plus (ii) indebtedness outstanding under the BMO/BNS Credit Card Facilities at such time not in excess of the aggregate amount of Five Million Dollars ($5,000,000) plus any accrued and unpaid interest thereon; plus (iii) the Hedging Obligations (if any) at such time; plus (v) any obligations under Service Agreements at such time; provided that if otherwise specified or required by the context, “Obligations” shall mean any portion of the foregoing.

5.	The foregoing amendments shall also be reflected in the next formal amendment to the Credit Agreement.

6.

This agreement shall be interpreted in accordance with the laws of the Province of Ontario. Without prejudice to the right of the Agent and the Lenders to commence any proceedings with respect to this agreement in any other proper jurisdiction, the parties hereby attorn and submit to the non-exclusive jurisdiction of the courts of the Province of Ontario.

7.

This agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original and which counterparts together shall constitute one and the same agreement. This agreement may be executed by facsimile or pdf, and any signature contained hereon by facsimile or pdf shall be deemed to be equivalent to an original signature for all purposes.

8.

This agreement shall be binding upon and shall enure to the benefit of the parties and their respective successors and permitted assigns; "successors" includes any corporation resulting from the amalgamation of any party with any other corporation.

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IN WITNESS WHEREOF the parties hereto have executed this agreement.

TUCOWS INC.		TING FIBER, INC.

By:	/s/ Davinder Singh	By:	/s/ Davinder Singh
	name: Davinder Singh title: CFO		name: Davinder Singh title: CFO

TUCOWS.COM CO.		TING INC.

By:	/s/ Davinder Singh	By:	/s/ Davinder Singh
	name: Davinder Singh title: CFO		name: Davinder Singh title: CFO

TUCOWS (DELAWARE) INC.		TUCOWS (EMERALD), LLC by its sole member, TING FIBER, INC.
By:	/s/ Davinder Singh
	name: Davinder Singh	By:	/s/ Davinder Singh
	title: CFO		name: Davinder Singh title: CFO

[signatures continued on next page]

BANK OF MONTREAL, as Administrative Agent		BANK OF MONTREAL, as a Lender

By:	/s/ Francois Wentzel	By:	/s/ Jennifer Holdsworth
	name: Francois Wentzel title: Managing Director		name: Jennifer Holdsworth title: Associate

By:	/s/ Allen Benjamin	By:	/s/ Aditya Sapru
	name: Allen Benjamin title: Director, Loan Syndications		name: Aditya Sapru title: Managing Director

BANK OF MONTREAL, Chicago Branch, as a Lender		ROYAL BANK OF CANADA, as a Lender

By:	/s/ Randon Gardley	By:	/s/ Brad W. Clarkson
	name: Randon Gardley title: Vice President		name: Brad W. Clarkson title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mitch Gillingwater
name: Mitch Gillingwater title: Director

By:	/s/ Yvonne Bai
name: Yvonne Bai title: Associate Director

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